                                                 Exhibit 16


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Costas Azariadis constitutes and appoints John Y. Keffer, David I. Goldstein, Max Berueffy and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ Costas Azariadis
                                  _________________________
                                      Costas Azariadis


Dated:   April 3, 1998



























47180060.AV6

                     POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that James C. Cheng constitutes and appoints John Y. Keffer, David I. Goldstein, Max Berueffy and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ James C. Cheng
                                  _________________________
                                      James C. Cheng


Dated:   April 2, 1998





























47180060.AV6

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that John Y. Keffer constitutes and appoints David I. Goldstein, Max Berueffy and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ John Y. Keffer
                                  _________________________
                                      John Y. Keffer


Dated:   April 3, 1998































47180060.AV6

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that J. Michael Parish constitutes and appoints John Y. Keffer, David I. Goldstein, Max Berueffy and Anthony C.J. Nuland and each of them, to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ J. Michael Parish
                                  _________________________
                                      J. Michael Parish


Dated:   April 2, 1998






























47180060.AV6